UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 5, 2012

K-V PHARMACEUTICAL COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-9601	43-0618919
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2280 Schuetz Road
St. Louis, MO		63146
(Address of principal executive offices)		(Zip Code)

(314) 645-6600
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act.
□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 1.01            Entry into a Material Definitive Agreement.

As previously disclosed in its Current Report on Form 8-K filed August 4, 2012, K-V Pharmaceutical Company, a Delaware corporation (the “Company”), and certain of its wholly-owned domestic subsidiaries (collectively, the “Debtors”) filed voluntary petitions for reorganization (the “Bankruptcy Cases”) under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”).

Entry into Settlement Agreement and Release with Hologic

On December 5, 2012, the Company and each of the other Debtors entered into a Settlement Agreement and Release (the “Settlement Agreement”) with Hologic, Inc., a Delaware corporation, and Cytyc Prenatal Products Corp., a Delaware corporation (together with Hologic, Inc., “Hologic”). Pursuant to the Settlement Agreement, among other things, Hologic and the Debtors have agreed to stay all claims, litigation and disputes between the parties, Hologic has agreed not to file any new objections in the Bankruptcy Court or transfer any of its claims against the Debtors to third parties, and, upon satisfaction of the conditions of settlement described below including the payment of $60 million to Hologic (the “Settlement Payment”), Hologic and the Debtors have agreed to release all claims between the parties.

Hologic Claims

Hologic has asserted various claims against the Debtors and asserted various objections to relief sought by the Debtors in the Bankruptcy Cases.  For example, Hologic filed objections to the Debtors’ motion to continue using their existing cash management system and to continue to use pre-petition practices with respect to intercompany transactions.

Hologic has also filed a motion for relief from the automatic stay of Section 362 of the Bankruptcy Code with respect to Hologic’s claims related to the worldwide rights to pharmaceutical product Makena® and certain other assets (the “Makena Assets”), which, as previously disclosed in the Company’s Current Report on Form 8-K filed January 23, 2008, the Company agreed to purchase from Hologic pursuant to a certain Asset Purchase Agreement, dated January 16, 2008 (as subsequently amended, the “Asset Purchase Agreement”). In its motion, Hologic claimed, among other things, that the value of its interests in the Makena Assets is subject to decline and that such interests are not adequately protected. The Debtors filed an objection to Hologic’s motion and have been vigorously defending their position. Additionally, Hologic filed a proof of claim in the Bankruptcy Cases asserting a secured claim against the Company in the amount of $95 million plus certain royalties allegedly owed to Hologic under the Asset Purchase Agreement. The Debtors dispute the amounts owed and the collateral claimed by Hologic.

Conditions of the Settlement Agreement

Consummation of the Settlement Agreement is dependent upon a number of conditions, including, the Debtors obtaining a debtor in possession financing facility (the “DIP Facility”) and Hologic being paid in full on or prior to December 31, 2012.  If the Bankruptcy Court approves the Settlement Agreement and the DIP Facility, and Hologic is paid, all of Hologic’s claims against the Debtors, and all of the Debtors claims against Hologic, in each case, will be released and all such claims will be fully satisfied and discharged.

The Settlement Agreement will be deemed terminated upon the occurrence of any of the following: (a) the Bankruptcy Court does not approve the Settlement Agreement; (b) the Debtors fail to enter into the DIP Facility; (c) the Bankruptcy Court does not approve the Debtors’ entry into the DIP Facility; (d) the Bankruptcy Court does not approve the Settlement Agreement and the funding of the Settlement Payment to Hologic; or (e) the Debtors fail to make the Settlement Payment on or prior to December 31, 2012.

The foregoing description of the Settlement Agreement is not complete and is qualified in its entirety by reference to the full text of the Settlement Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and which is incorporated herein by reference.

Item 2.03             Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 9.01             Financial Statements and Exhibits.

(d)            The following exhibits are furnished as part of this report:

Exhibit Number	Description

10.1	Settlement Agreement and Release, dated December 5, 2012, by and among Hologic, Inc. and Cytyc Prenatal Products Corp, on the one hand, and K-V Pharmaceutical Company and each of the Debtors (as defined therein), on the other hand.

The Company will post this Form 8-K on its Internet website at www.kvpharmaceutical.com.  References to the Company’s website address are included in this Form 8-K only as inactive textual references and the Company does not intend them to be active links to the website.  Information contained on the website does not constitute part of this Form 8-K.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains various forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995 (the “PSLRA”) and which may be based on or include assumptions concerning our future operations, future results and prospects.  Such statements may be identified by the use of words like “plan,” “expect,” “aim,” “believe,” “project,” “anticipate,” “commit,” “intend,” “estimate,” “will,” “should,” “could,” “potential” and other expressions that indicate future events and trends.

All statements that address expectations or projections about the future, including, without limitation, statements about product launches, governmental and regulatory actions and proceedings, market position, revenues, expenditures and the impact of recalls and suspension of shipments on revenues, adjustments to the financial statements, the filing of amended filings with the Securities and Exchange Commission (the “SEC”) and other financial results, are forward-looking statements.

All forward-looking statements are based on current expectations and are subject to risk and uncertainties. In connection with the “safe harbor” provisions of the PSLRA, we provide the following cautionary statements identifying important economic, competitive, political, regulatory and technological factors, among others, that could cause actual results or events to differ materially from those set forth or implied by the forward-looking statements and related assumptions. Such factors include (but are not limited to) the following:

(1)	the ability of the Company and the other Debtors to continue as a going concern;
(2)	the risk that the Bankruptcy Court will not approve the Settlement Agreement;
(3)	the risk that the Company may not be able to enter into a DIP Facility upon terms acceptable to the Company;
(4)	the risk that the Bankruptcy Court will not approve the Company’s entry into the DIP Facility and the funding of the Settlement Payment under the DIP Facility in accordance with its terms;
(5)	the ability of the Company and the other Debtors to obtain Bankruptcy Court approval with respect to other motions in the Bankruptcy Cases;
(6)	the ability of the Company and the other Debtors to prosecute, develop and consummate one or more plans of reorganization with respect to the Bankruptcy Cases;
(7)	the effects of the Bankruptcy Cases on the Company and the other Debtors and the interests of various creditors, equity holders and other constituents;
(8)	the effects of rulings of the Bankruptcy Court in the Bankruptcy Cases and the outcome of the cases in general;
(9)	the length of time the Company and the other Debtors will operate under the Bankruptcy Cases;
(10)
risks associated with third-party motions in the Bankruptcy Cases, which may interfere with the ability of the Company and the other Debtors to develop one or more plans of reorganization and consummate such plans once they are developed;

(11)	the potential adverse effects of the Bankruptcy Cases on the Company’s liquidity or results of operations;
(12)	the ability to execute the Company’s business and restructuring plans;
(13)	increased legal costs related to the Company’s bankruptcy filing and other litigation;
(14)	that its Class A Common Stock and Class B Common Stock will be, or will continue to be, traded on the OTCQB Marketplace and whether sufficient volumes and liquidity will develop; and
(15)
the ability of the Company and the other Debtors to maintain contracts that are critical to their operation, including to obtain and maintain normal terms with their vendors, customers and service providers and to retain key executives, managers and employees.

This discussion is not exhaustive, but is designed to highlight important factors that may impact our forward-looking statements.

Because the factors referred to above, as well as the statements included in Part I, Item 1A —“Risk Factors,” of our Annual Report on Form 10-K for the fiscal year ended March 31, 2012 and under the heading “Risk Factors” in our Registration Statement on Form S-1 filed with the Securities and Exchange Commission on July 31, 2012, could cause actual results or outcomes to differ materially from those expressed in any forward-looking statements made by us or on our behalf, you should not place undue reliance on any forward-looking statements. All forward-looking statements attributable to us are expressly qualified in their entirety by the cautionary statements in this “Cautionary Note Regarding Forward-Looking Statements” and the risk factors that are included under Part I, Item 1A of the our Annual Report on Form 10-K for the fiscal year ended March 31, 2012 and under the heading “Risk Factors” in our Registration Statement on Form S-1 filed with the Securities and Exchange Commission on July 31, 2012. Further, any forward-looking statement speaks only as of the date on which it is made and we are under no obligation to update any of the forward-looking statements after the date of this Current Report on Form 8-K. New factors emerge from time to time, and it is not possible for us to predict which factors will arise, when they will arise and/or their effects. In addition, we cannot assess the impact of each factor on our future business or financial condition or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 10, 2012

K-V PHARMACEUTICAL COMPANY

By:	/s/ Patrick J. Christmas
Patrick J. Christmas
Vice President, General Counsel and
Secretary